EXHIBIT 32.1

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Commerce Solutions, Inc. (the "Company") on Form 10-K for the period ended February 28, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank D. Puissegur, Chief Financial Officer (Principal Financial Officer) and Director of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 4, 2015	By:	/s/ Frank D. Puissegur
Frank D. Puissegur
Chief Financial Officer (Principal Financial Officer) and Director